Exhibit 99.2 Exhibit 99.2 AbCellera Q1 2022 BUSINESS UPDATE MAY 10, 2022 COPYRIGHT © ABCELLERA

2 DISCLAIMER This presentation contains forward- looking statements including statement made pursuant to the safe harbor provisions of the private Securities Litigation Reform Act of 1995. The forward-looking statements are based on management. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including statements regarding our ability to develop, commercialize and achieve market acceptance of our current and planned products and services, our research and development efforts, and other matters regarding our business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend”, “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the documents we file with the Securities and Exchange Commission from time to time. We caution you that forward-looking statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. As a result, the forward-looking statements may no prove to be accurate. The forward-looking statements in this presentation represent our views as of the date hereof. We undertake no obligation to update any forward-looking statements for any reason, except as required by law.01 2022 BUSINESS UPDATE COPYRIGHT ABCELLERA COPYRIGHT © ABCELLERA

STRONG RESUTS & FOCUS ON KEY PRIORITIES 01 2022 BUSINESS UPDATE SUMMARY NEW programs under contract 6 NEW programs started 1 MOLECULE entered the clinic 158 cumulative programs under contract 84 cumulative programs started >$780M in cash, cash equivalents & marketable securities

The best capabilities in the world from target to Ind Ind engine 2x faster solve the unsolvable Highest quality Unprecedented scale Composition of matter Patentable DNA sequence of the drug Drug substance GMP material for clinical testing Technology software+data science workforce infrastructure Targets specifications Q1 2022 business update 4 COPYRIGHT © ABCELLERA Q1 2022 BUSINESS UPDATE

Deal structures that capture downstream value we expanded our existing partnership with empirico to 7 targets, and the new agreement provides us with the option, on a program-by- program basis, to co-invest in preclinical and clinical development in exchange for a greater ownership stake in the program. In the event we continue to co-invest, we will maintain a 50% interest in each program. Empirico a next generation therapeutics company targets multi-year multiple indications 7 q1 2022 business update 5 COPYRIGHT © ABCELLERA Q1 2022 BUSINESS UPDATE

A diverse panel of cd3 antibodies to create new cancer therapies we used our technology to find hundreds of cd3-binding antibodies that can be combine to create precision cancer therapies. We then used our clinically-validated bispecifics platform, orthomab tm to pair the cd3-binding antibodies with a single EGFR binding arm and confirm their function. Diverse developable validated Q1 2022 business update technology development: t cell engager platform CD3-binding antibodies 6 COPYRIGHT © ABCELLERA Q1 2022 BUSINESS UPDATE

Strong portfolio growth. Cumulative # of Program Starts Cumulative # of Molecules in the clicnic Total # of Programs Under Contract 158 Total # of Discovery Partners 36 84 90 80 70 60 50 40 30 20 10 0 84 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1 6 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1 0 1 2 3 4 5 6 - WITHOUT downstream participation + WITH downstream participation Note Showing year – end figures except for most recent quarters. Histrorical results are not necessarily indicative of future results. COPYRIGHT © ABCELLERA Q1 2022 BUSINESS UPDATE Q1 2022 BUSINESS UPDATE FINANCIALS 8

6 molecules in the clinic, 2 authorized for emergency use.

MOLECULE	STAGE	PARTNER	THERAPEUTIC AREA	PROGRAM TYPE
bamlanivimab (LY-CoV555)	Marketed, Emergency Use Authorization (EUA)	Lilly	• infectious disease – COVID-19	AbCellera Discovery Partnership
bebtelovimab (LY-CoV1404)	Marketed, Emergency Use Authorization (EUA)	Lilly	• infectious disease – COVID-19	
NBL-012	Phase I	NovaRock Biotherapeutics	• dermatology • gastrointestinal disease • immunology	Trianni License
NBL-015	IND approved	NovaRock Biotherapeutics	• oncology	
NEW **undisclosed**	IND approved	undisclosed	• undisclosed	
IVX-01	Clinical field study	Invetx	• animal health	AbCellera Discovery Partnership

As of March 31, 2022

FINANCIALS
Q1 2022 BUSINESS UPDATE
COPYRIGHT © ABCELLERA
9

$316.5M total revenue, driven by royalties for bamlanivimab and bebtelovimab. Revenue USD 316.5M ROYALTIES MILESTONES LICENSING RESEARCH FEES $202.8M $171.5M $7.0M $4.0M $20.3M Q1 2021 $307.0M $9.3M $0.2M Q1 2021 COPYRIGHT © ABCELLERA Q1 2022 BUSINESS UPDATE 10

Q1 2022 BUSINESS UPDATE Operating expenses reflect strengthening of the platform. Operating Expenses USD RESEARCH & DEVELOPMENT +$14.0M $12.4M Q1 2021 $26.4M Q1 2022 SALES & MARKETING -$0.2M $2.5M Q1 2021 $2.4M Q1 2022 GENERAL & ADMIN +$7.8M $6.5M Q1 2021 $14.3M Q1 2022 11 COPYRIGHT © ABCELLERA FINANCIALS

12 COPYRIGHT © ABCELLERA Q1 2022 BUSINESS UPDATE FINANCIALS Net earning of $168.6M: equivalent to 0.59 (basic) and 0.54 (diluted) per share. Earning USD NET EARNINGS EARNING PER SHARE: BASIC EARNING PER SHARE: DILUTED $117.1M Q1 2021 $168.6M Q1 2022 $0.43 2021 Q1 $0.59 2022 Q1 $0.37 2021 Q1 $0.54 2022 Q1

Over $780 million in total cash, equivalents, and marketable securities Cash Flows USD Q1 2022 BUSINESS UPDATE $748M $247M $476M $25M $100M [$26M] [$3M] $0M $812M $240M Marketable $547M Cash&Equivalents $25M Restricted Cash 23-Dec-21 OPERATING INVESTING FINANCING FX 31-MAR-22 13 COPYRIGHT © ABCELLERA Q1 2022 BUSINESS UPDATE FINANCIALS

Q1 2022 BUSINESS UDPATE COPYRIGHT © ABCELLERA 14 THANK YOU